Exhibit 23.1

Audit • Tax • Advisory

Grant Thornton LLP
201 South College Street
Suite 2500
Charlotte, NC 28244

T 704.632.3500
F 704.377.7612
www.GrantThornton.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 2, 2009, except for Note 14, as to which the date is October 20, 2009, with respect to the financial statements and schedule of Freedom Group, Inc. contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

Charlotte, North Carolina
December 10, 2009

/s/ Grant Thornton LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Audit • Tax • Advisory

Grant Thornton LLP
201 South College Street
Suite 2500
Charlotte, NC 28244
Address Line 4

T 704.632..3500
F 704.377-7701
www.GrantThornton.com

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 2, 2009, with respect to the financial statements of RACI Holding, Inc. contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

Charlotte, North Carolina
December 10, 2009

/s/ Grant Thornton LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Audit • Tax • Advisory

Grant Thornton LLP
300 N Greene Street, Suite 800
Greensboro, NC 27401-2198

T 336.271.3900
F 336.271.3910
www.GrantThornton.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated August 17, 2009, except for Note 11, as to which the date is October 20, 2009, with respect to the financial statements of Bushmaster Firearms Inc. contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

Greensboro, North Carolina
December 10, 2009

/s/ Grant Thornton LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Audit • Tax • Advisory

Grant Thornton LLP
300 North Greene Street
Suite 800
Greensboro, NC 27401
Address Line 4

T 336.271.3900
F 336.271.3910
www.GrantThornton.com

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

We have issued our report dated August 13, 2009, with respect to the financial statements of Defense/Procurement/Manufacturing Services, Inc. contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

Greensboro, North Carolina
December 10, 2009

/s/ Grant Thornton LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd